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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of report: April 30, 2004
                        (Date of earliest event reported)

                             SOUTHWEST WATER COMPANY
             (Exact name of registrant as specified in its charter)


   Delaware                         0-8176                        95-1840947
  (State of                 (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)

                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                       Los Angeles, California 90017-3782
          (Address of principal executive offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On May 3, 2004, Southwest Water Company announced that it had entered into an agreement with Tecon Water Holdings, L.P. to acquire Tecon's water and wastewater systems. The completion of the acquisition is subject to certain conditions, including the receipt of regulatory approval. A copy of Southwest Water's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference into Item 5.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)      Exhibits

   99.1     Press release issued by Southwest Water Company on May 3, 2004.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 3, 2004
                                               SOUTHWEST WATER COMPANY



                                               By:     /s/ Richard J. Shields
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                                                      Richard J. Shields
                                                      Chief Financial Officer